                                                                  EXHIBIT 10.(d)


                       AMENDMENT TO REINSURANCE AGREEMENT

     This Amendment to the Agreement (as defined below) is between The Guardian Life Insurance Company of America ("Guardian") and Physicians Health Services (Bermuda) Ltd ("PHS (Bermuda)") and is dated as of July 31, 1996.

     WHEREAS, Guardian and PHS (Bermuda) entered into a Reinsurance Agreement dated April 27, 1995 (the "Agreement"), pursuant to which Guardian agreed to cede to PHS (Bermuda) fifty percent (50%) of the risks under certain of Guardian's health insurance contracts, as more fully described in the Agreement; and

     WHEREAS, Guardian and PHS (Bermuda) wish to retroactively amend the Agreement as set forth herein.

     NOW, THEREFORE, the parties hereto agree as follows:

     1. EFFECTIVE AS OF JANUARY 1, 1996 THROUGH AND INCLUDING JUNE 30, 1996:

     The Agreement is hereby amended by the deletion, in its entirety, of the first paragraph in Schedule A to the Agreement, which states:

                                   Quota Share

                         The Reinsurer agrees to reinsure a 50% quota share (the
                    "Quota Share") of the risks on the Health Insurance Contracts (as defined), issued (or to be issued) by the Company in the Service Area.

; and by the substitution therefor of the following paragraph:

                                   Quota Share

                         The Reinsurer agrees to reinsure: (i) a 10% quota share
                    (the "Quota Share") of the risks on those Health Insurance Contracts that are not the "out-of network" component of a PHS health maintenance organization plan; and (ii) a 50% Quota Share of the risks on those Health Insurance Contracts that are the "out-of-network" component of a PHS health maintenance organization plan.

     2. EFFECTIVE AS OF JULY 1, 1996:

     A. The Agreement is hereby amended by the deletion, in its entirety, of the definition of the term "Health Insurance Contracts" on page 3 of the Agreement, which states:

               "Health Insurance Contracts" means only those health insurance contracts issued by the Company in the Service Area that are marketed
          (i) by the sales force of an Affiliate of the Reinsurer or the Company's sales force as part of a "dual choice" offering under which an Affiliate of the Reinsurer and the Company cooperate in offering managed care and health insurance arrangements, or (ii) by the sales force of an Affiliate of the Reinsurer in "stand alone" arrangements. The term Health Insurance Contract includes "preferred provider organization" contracts using PHS' network of health care providers, or PHCS' network of providers when sold in conjunction with a PHS HMO product, and any "out-of-network" component of a health maintenance organization plan when such component is underwritten by the Company.

; and by the substitution therefor of the following paragraph:

               "Health Insurance Contracts" means the "out-of-network" component of a PHS health maintenance organization plan when such "out-of-network" component is underwritten by the Company and offered for sale in the Service Area.

     B. The Agreement is hereby amended by the deletion, in its entirety, of the first paragraph in Schedule A to the Agreement, as amended, which states:

                                   Quota Share

               The Reinsurer agrees to reinsure: (i) a 10% quota share (the "Quota Share") of the risks on those Health Insurance Contracts that are not the "out-of network" component of a PHS health maintenance organization plan; and (ii) a 50% Quota Share of the risks on those Health Insurance Contracts that are the "out-of-network" component of a PHS health maintenance organization plan.

; and by the substitution therefor of the following paragraph:

                                   Quota Share

               The Reinsurer agrees to reinsure a 50% quota share (the "Quota Share") of the risks on the Health Insurance Contracts (as such defined term has been amended), issued (or to be issued) by the Company in the Service Area.

     C. The Agreement is hereby amended by the deletion, in its entirety, of Schedule B to the Agreement, which states:

                                   SCHEDULE B

                CONTRACT ALLOWANCES, ADMINISTRATIVE SERVICE FEES

     I. Guardian's Administrative Services Fee (as a percentage of premium)


                             POS (Out)      PPO             Indemnity

        Sales                  2.0%           2.0%          2.0%
        Billing & Collection   1.5%           1.5%          1.5%
        Claims                 N/A            N/A           3.5%
        Marketing              0.25%          0.25%         0.25%
        Other                  1.25%          1.25%         1.25%
                               -----         -----          -----
               Total           5.00%         5.00%          8.50%


     II. PHS' Administrative Services Fee (as a percentage of premium)

                             POS (Out)      PPO           Indemnity

        Network
         Management           3.5%           3.5%            N/A
        Claims                3.5%           3.5%            N/A
        Member Relations      1.2%           1.2%            N/A
        Marketing             0.25%          0.25%           N/A
        Other + Bad Debt      0.75%          0.75%           N/A
                              -----         -----
                Total         9.20%          9.20%


; and by the substitution therefor of a new Schedule B, as follows:

                                   SCHEDULE B

                CONTRACT ALLOWANCES, ADMINISTRATIVE SERVICE FEES

     I. Guardian's Administrative Services Fee (as a percentage of premium)

                                                  POS (Out)

        Sales                                        2.0%
        Billing & Collection                         1.5%
        Claims                                       N/A
        Marketing                                    0.25%
        Other                                        1.25%
                                                     -----

            Total                                    5.00%

     II. PHS' Administrative Services Fee (as a percentage of premium)

                                                  POS (Out)

        Network
         Management                                  3.5%

        Claims                                       3.5%
        Member Relations                             1.2%
        Marketing                                    0.25%
        Other + Bad Debt                             0.75%
                                                     -----

            Total                                    9.20%

     3. From and after the effective date hereof, references in the Agreement to "the Agreement," "hereafter," "herein" and words of similar import shall be deemed to be references to the Agreement, as amended hereby.

     4. The Agreement, as amended hereby, contains all covenants, terms and undertakings of the parties thereto with respect to the transaction contemplated thereby; any and all other agreements, whether written or oral, between such parties with respect to the same subject matter shall, from and after the date hereof, be of no force or effect.

     5. This Amendment shall be governed by the laws of the State of New York, without giving effect to the principles of conflicts of laws thereof.

     6. This Amendment may be executed in counterparts, each of which shall constitute an original, but all of which taken together shall constitute a single instrument.

        IN WITNESS WHEREOF, the parties have caused this Amendment to Reinsurance Agreement to be executed by their duly authorized officers as of the day and year first above written.

                                       The Guardian Life Insurance
                                       Company of America


                                       By:  \s\ Edward K. Kane
                                       ------------------------------
                                       Name:  Edward K. Kane
                                       Title:  Senior VP and General Counsel

                                       Physicians Health Services (Bermuda) Ltd.


                                        By:    Regina M. Campbell
                                       ------------------------------
                                       Name:  Regina M. Campbell
                                       Title:  Secretary


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